                                               [PIONEER LOGO] PIONEER
                                                              Investments[RegTM]

Pioneer
World Equity
Fund

-----------------------
 ANNUAL REPORT 3/31/01
-----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                1

Portfolio Summary                                        2

Performance Update                                       3

Portfolio Management Discussion                          6

Schedule of Investments                                  9

Financial Statements                                    17

Notes to Financial Statements                           24

Report of Independent Public Accountants                30

Trustees, Officers and Service Providers                31

Programs and Services for Pioneer Shareowners           32

Retirement Plans from Pioneer                           34

The Pioneer Family of Mutual Funds                      36

Pioneer World Equity Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 3/31/01
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst last spring. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

Sincerely,

/s/ David Tripple

David Tripple
President
Pioneer Investment Management, Inc.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/01
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART DATA]

International Common Stocks                        53%
U.S. Common Stocks                                 45%
Depositary Receipts for International Stocks        1%
International Preferred Stocks                      1%

[END PIE CHART]

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

United States                  45.4%
Japan                          11.3%
United Kingdom                 10.6%
France                          6.9%
Netherlands                     3.9%
Germany                         3.7%
Canada                          3.7%
Italy                           3.6%
Switzerland                     3.3%
Spain                           2.0%
Finland                         0.9%
South Korea                     0.8%
Mexico                          0.8%
European Union                  0.6%
Brazil                          0.5%
Australia                       0.5%
Israel                          0.5%
Hong Kong                       0.4%
Sweden                          0.3%
India                           0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Duke Energy Corp.     2.21%             6. Sony Corp.              1.63%
2. Vodafone Group Plc    2.00              7. NTT DoCoMo, Inc.        1.55
3. Aventis SA            1.99              8. Merck & Co., Inc.       1.53
4. Pfizer, Inc.          1.77              9. General Electric Co.    1.37
5. Chevron Corp.         1.64             10. Citigroup, Inc.         1.36

Fund holdings will vary for other periods.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/01                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   3/31/01         3/31/00
                            $16.81          $27.50

Distributions per Share     Income          Short-Term          Long-Term
(3/31/00 -3/31/01)          Dividends       Capital Gains       Capital Gains
                               -               -                   $1.283

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 2001)

               Net Asset     Public Offering
Period           Value           Price*
Life-of-Fund      4.43%            3.03%
(10/31/96)
1 Year          -34.95           -38.70

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[START MOUNTAIN CHART]

                       Pioneer World           MSCI
                        Equity Fund*        World Index
 10/31/1996               $ 9,425             $10,000
                           10,174              10,387
                           10,488              10,417
                           11,784              11,984
                           11,841              12,327
                           10,765              12,023
  3/31/1998                12,728              13,745
                           12,347              14,024
                            9,818              12,343
                           11,561              14,948
                           11,797              15,483
                           12,674              16,222
  9/30/1999                12,604              15,982
                           16,323              18,677
                           17,542              18,869
                           16,374              18,200
                           15,207              17,285
                           13,406              16,215
  3/31/2001                11,410              14,130

[END MOUNTAIN CHART]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/01                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   3/31/01         3/31/00
                            $16.16          $26.71

Distributions per Share     Income          Short-Term          Long-Term
(3/31/00 -3/31/01)          Dividends       Capital Gains       Capital Gains
                               -               -                   $1.283

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 2001)

                    If           If
Period             Held       Redeemed*
Life-of-Fund       3.44%        3.04%
(10/31/96)
1 Year           -35.48       -37.90

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[START MOUNTAIN CHART]

                  Pioneer World          MSCI
                   Equity Fund*       World Index
0/31/1996            $10,000           $10,000
                      10,747            10,387
                      11,060            10,417
                      12,393            11,984
                      12,427            12,327
                      11,273            12,023
3/31/1998             13,300            13,745
                      12,869            14,024
                      10,202            12,343
                      11,996            14,948
                      12,205            15,483
                      13,088            16,222
9/30/1999             12,993            15,982
                      16,788            18,677
                      18,001            18,869
                      16,767            18,200
                      15,234            17,285
                      13,670            16,215
3/31/1996             11,415            14,130

[END MOUNTAIN CHART]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/01                                      CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  3/31/01         3/31/00
                            $16.14          $26.69

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/00 -3/31/01)         Dividends       Capital Gains       Capital Gains
                                -               -                  $1.283

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of March 31, 2001)

                    If           If
Period             Held       Redeemed*
Life-of-Fund       3.42%        3.42%
(10/31/96)
1 Year           -35.50       -35.50

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

[START MOUNTAIN CHART]

                       Pioneer World            MSCI
                        Equity Fund*         World Index
10/31/1996                $10,000             $10,000
                           10,773              10,387
                           11,080              10,417
                           12,413              11,984
                           12,447              12,327
                           11,286              12,023
 3/31/1998                 13,313              13,745
                           12,876              14,024
                           10,202              12,343
                           11,996              14,948
                           12,218              15,483
                           13,101              16,222
 9/30/1999                 13,000              15,982
                           16,787              18,677
                           17,987              18,869
                           16,747              18,200
                           15,520              17,285
                           13,657              16,215
 3/31/2001                 11,601              14,130

[END MOUNTAIN CHART]

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/01
--------------------------------------------------------------------------------

Equity markets around the world fell sharply during the year ended March 31, 2001, as global economic growth stalled and investors assumed a more cautious posture. This sentiment was reflected in your portfolio, as we continued to position the Fund for a slower-growth environment. In the following interview, Pavlos M. Alexandrakis, Senior Vice President of Pioneer Investment Management, Inc. and a member of the Fund's management team who is responsible for monitoring the portfolio and implementing team decisions, discusses the factors that influenced your Fund's performance over the past 12 months.

Q: How did the Fund fare in the less robust global economic environment?

A: Like most global equity funds, your Fund turned in negative total returns for the 12 months ended March 31, 2001. The initial cause for this performance may have originated in the technology, media and telecommunications sectors early in the fiscal year, but the market correction spread to other sectors of the global economy as investors began to question high stock price valuations. When the U.S. economy began to decelerate, global growth itself came into question.

   All the leading stock market indices were off significantly for the year. In addition, 44 of the 49 markets tracked by MSCI fell more than 10%. Your Fund followed suit. Class A, B and C Shares posted total returns of -34.95%, -35.48% and -35.50% at net asset value, respectively. The MSCI World Index returned -25.10%. The Fund's emphasis on technology-related companies and its lower allocation to U.S. stocks accounts for this underperformance. The 264 global funds tracked by Lipper, Inc. had an average return of -24.79% for the same period. (Lipper is an independent firm that tracks mutual fund performance.)

Q: How are you positioning the Fund for this more somber marketplace?

A: Our investment decisions have taken on a more cautious tone. Much like a consumer tightening his proverbial belt until better days, we've shifted gears - spending the last half of the fiscal year reducing the Fund's risk profile to help limit the impact of the increased market volatility and greater uncertainty.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   We're emphasizing companies that tend to do relatively well in a slower economy - primarily larger-capitalization businesses whose stocks are attractively priced. This entailed selling several smaller-capitalization companies, whose longer-term prospects did not look as strong as their larger counterparts. Secondly, we replaced many of the Fund's technology holdings with more traditional companies with stronger balance sheets. As a result of these changes, the U.S. allocation climbed from 30% of net assets at the beginning of the period to 45.4% by March 31, 2001. Technology holdings dropped from 33.5% to 18.8% over the same timeframe.

Q: Could you shed some light on your working relationship with your colleagues in Dublin?

A: Investment decisions as well as the day-to-day management of the Fund are the product of an innovative team approach, which brings together the efforts of analysts and portfolio managers in Pioneer's Boston and Dublin offices. Analysts research companies worldwide, providing detailed analysis and on-site company evaluations. My role, as well as that of my fellow team members in Dublin, is to pick the stocks, determine the portfolio structure and weightings while paying attention to the Fund's benchmark. We employ state-of-the-art technology, quantitative risk analysis and a disciplined decision-making process to identify the best risk/reward opportunities within each sector.

Q: What companies did you buy to increase the U.S. allocation?

A: In our effort to bring the Fund's U.S. weighting more in line with its benchmark, the MSCI World Index, we've been adding to positions in the financial, consumer and industrial sectors. Citigroup, Safeway and Alcoa exemplify this strategy. As we've expanded these sectors, we've been whittling down positions in technology and telecommunications, such as Lucent Technologies and Microsoft Corp. However, we remain more upbeat about telecommunications operators, such as AT&T and BellSouth Corp., which have managed to retain some pricing power.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/01                          (continued)
--------------------------------------------------------------------------------

Q: Where are you finding your best investment opportunities outside the United
   States?

A: We still view Europe quite positively, especially since stock price valuations are more attractive in all sectors except technology. Ironically, the limited supply of European technology companies relative to the United States has produced a supply/demand imbalance in Europe that resulted in higher valuations. Much like our U.S. strategy, we are concentrating on opportunities in more traditional "old-economy" industries - including tobacco, metals and mining and automobiles. Renault, an auto manufacturer in France, was added during the year. European assets comprised 35.8% of total assets on March 31, 2001.

Q: Has your strategy in Japan or the Pacific Rim changed?

A: No. With the Japanese stock market hitting 16-year lows and little in the way of positive developments to inspire investor confidence, we're still quite neutral on Japan and the region as a whole. Our strategy continues to be one of select stock picking. Japanese technology stocks have taken a beating, but some of the world's premier companies are domiciled there and warrant a presence in your portfolio. NTT DoCoMo and Toshiba Corp. are two examples. Both stocks should also benefit from a weaker yen.

Q: Can investors expect a turnaround in global stocks any time soon?

A: The global stock market's recovery seems to be largely an issue of confidence in the future. While there are legitimate issues of concern, such as economic growth and stock price valuations, we think the level of consumer confidence will dictate the degree of the market's correction. We also believe that the U.S. economy is experiencing a slowdown rather than a recession at this time but will monitor unemployment statistics, believing that they hold the key to economic growth in the second half of 2001. Our outlook for Europe is more positive, since economic growth is expected to remain solid there. In the meanwhile, we believe our effort to reduce the level of risk in your Fund is a prudent move regardless of how the global slowdown unfolds.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/01
--------------------------------------------------------------------------------

Shares                                                      Value
            PREFERRED STOCKS - 1.1%
            Communication - 0.5%
            Telephone - 0.5%
 11,059     Tele Norte Leste Participacoes (A.D.R)     $  180,041
                                                       ----------
            Total Communication                        $  180,041
                                                       ----------
            Technology - 0.6%
            Computers (Software & Services) - 0.5%
  1,800     SAP AG                                     $  202,614
                                                       ----------
            Total Technology                           $  202,614
                                                       ----------
            TOTAL PREFERRED STOCKS
            (Cost $465,300)                            $  382,655
                                                       ----------
            COMMON STOCKS - 98.9%
            Basic Materials - 6.5%
            Aluminum - 1.2%
 11,500     Alcoa, Inc.                                $  413,425
                                                       ----------
            Chemicals - 0.4%
  3,200     E.I. du Pont de Nemours and Co.            $  130,240
                                                       ----------
            Chemicals (Diversified) - 2.5%
  9,100     Aventis SA                                 $  692,693
 45,000     WMC Ltd.                                      176,429
                                                       ----------
                                                       $  869,122
                                                       ----------
            Chemicals (Specialty) - 1.2%
 15,000     Philips Electronics                        $  410,240
                                                       ----------
            Metals Mining - 1.2%
 25,000     Rio Tinto Plc                              $  430,758
                                                       ----------
            Total Basic Materials                      $2,253,785
                                                       ----------
            Capital Goods - 4.7%
            Aerospace/Defense - 0.7%
 12,000     European Aeronautic Defence*               $  221,715
                                                       ----------
            Electrical Equipment - 2.2%
 11,400     General Electric Co.                       $  477,204
  7,400     Sanmina Corp.*                                144,763
  8,000     Solectron Corp.*                              152,080
                                                       ----------
                                                       $  774,047
                                                       ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer World Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/01                                   (continued)
--------------------------------------------------------------------------------

Shares                                                   Value
             Machinery (Diversified) - 0.6%
  44,000     Komatsu Ltd.                           $  201,848
                                                    ----------
             Manufacturing (Diversified) - 0.6%
   5,000     Tyco International Ltd.                $  216,150
                                                    ----------
             Office Equipment & Supplies - 0.6%
   6,000     Canon, Inc.                            $  217,426
                                                    ----------
             Total Capital Goods                    $1,631,186
                                                    ----------
             Communication - 10.5%
             Cellular/Wireless Telecommunications - 3.8%
  20,000     China Mobile Ltd.*                     $   87,948
      31     NTT DoCoMo, Inc.                          538,229
 251,479     Vodafone Group Plc                        695,110
                                                    ----------
                                                    $1,321,287
                                                    ----------
             Telecommunications (Long Distance) - 1.3%
  15,000     AT&T Corp.                             $  319,500
  11,000     COLT Telecom Group Plc*                   114,555
                                                    ----------
                                                    $  434,055
                                                    ----------
             Telephone - 5.4%
   5,000     BellSouth Corp.                        $  204,600
  20,238     British Telecom Plc                       148,896
 100,000     Carso Global Telecom*                     179,249
   3,000     Korea Telecom Corp.                        69,660
      50     Nippon Telegraph & Telephone Corp.        318,573
   7,200     SBC Communications, Inc.                  321,336
  57,000     Telecom Italia Mobile SpA                 382,961
  16,488     Telefonica SA                             262,297
     330     Telefonica SA (New Shares)*                 5,246
                                                    ----------
                                                    $1,892,818
                                                    ----------
             Total Communication                    $3,648,160
                                                    ----------
             Consumer Cyclicals - 6.8%
             Automobiles - 1.2%
   8,000     Renault SA                             $  403,117
                                                    ----------
             Household Furn. & Appliances - 1.6%
   8,000     Sony Corp.                             $  567,060
                                                    ----------
             Publishing - 1.8%
   3,800     McGraw-Hill Co., Inc.                  $  226,670
   6,290     Vivendi Universal                         380,839
                                                    ----------
                                                    $  607,509
                                                    ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                 Value
           Retail (Building Supplies) - 0.5%
 4,200     Home Depot, Inc.                       $  181,020
                                                  ----------
           Retail (Computers & Electronics) - 0.3%
 3,000     Best Buy Co., Inc.*                    $  107,880
                                                  ----------
           Retail (General Merchandise) - 1.4%
 5,300     Lawson, Inc.                           $  160,401
 6,500     Wal-Mart Stores, Inc.                     328,250
                                                  ----------
                                                  $  488,651
                                                  ----------
           Total Consumer Cyclicals               $2,355,237
                                                  ----------
           Consumer Staples - 8.1%
           Beverages (Non-Alcoholic) - 1.1%
 9,000     PepsiCo, Inc.                          $  395,550
                                                  ----------
           Broadcasting (Cable/Television/Radio) - 0.3%
 2,900     Grupo Televisa SA (A.D.R.)*            $   96,889
                                                  ----------
           Distributors (Food & Health) - 0.8%
 3,000     Cardinal Health, Inc.                  $  290,250
                                                  ----------
           Entertainment - 1.7%
10,000     AOL--Time Warner, Inc.*                $  401,500
 4,525     Viacom, Inc. (Class B Non-voting)*        198,964
                                                  ----------
                                                  $  600,464
                                                  ----------
           Foods - 2.1%
 3,400     General Mills, Inc.                    $  146,234
 2,000     Groupe Danone*                            252,916
   155     Nestle SA (Registered Shares)             322,853
                                                  ----------
                                                  $  722,003
                                                  ----------
           Household Products (Non-Durables) - 1.0%
 6,000     Colgate-Palmolive Co.                  $  331,560
                                                  ----------
           Retail Stores (Food Chains) - 1.1%
 7,000     Koninklijke Ahold NV*                  $  216,561
 3,000     Safeway Inc.*                             165,450
                                                  ----------
                                                  $  382,011
                                                  ----------
           Total Consumer Staples                 $2,818,727
                                                  ----------
           Energy - 6.7%
           Oil & Gas (Production/Exploration) - 0.5%
 6,500     Canadian Natural Resources Ltd.        $  188,098
                                                  ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer World Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/01                                   (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
            Oil & Gas (Refining & Marketing) - 2.0%
 49,000     ENI SpA (144A)                                     $  318,871
  2,733     Total Fina Elf SA                                     368,922
                                                               ----------
                                                               $  687,793
                                                               ----------
            Oil (Domestic Integrated) - 0.7%
  3,000     Amerada Hess Corp.                                 $  234,360
                                                               ----------
            Oil (International Integrated) - 3.5%
 30,000     BP Amoco Plc                                       $  246,533
  6,500     Chevron Corp.                                         570,700
 50,000     Shell Transport & Trading Co.                         386,405
                                                               ----------
                                                               $1,203,638
                                                               ----------
            Total Energy                                       $2,313,889
                                                               ----------
            Financials - 19.1%
            Banks (Major Regional) - 4.2%
 23,720     Banco Santander Central Hispano SA                 $  215,060
 10,000     The Bank of Tokyo-Mitsubishi, Ltd.                     89,360
  4,000     The Bank of New York Co., Inc.                        196,960
 55,000     Bipop-Carire Spa                                      258,280
  1,500     Comerica, Inc.                                         92,250
  7,000     FleetBoston Financial Corp.                           264,250
  3,800     Mellon Bank Corp.                                     153,976
  4,000     Wells Fargo Co.                                       197,880
                                                               ----------
                                                               $1,468,016
                                                               ----------
            Banks (Money Center) - 3.4%
 41,500     Lloyds TSB Group Plc                               $  402,294
 21,000     Royal Bank of Scotland Group                          470,328
 21,000     Royal Bank of Scotland Group (Bonus Shares)*           25,409
 12,000     Toronto-Dominion Bank                                 300,475
                                                               ----------
                                                               $1,198,506
                                                               ----------
            Financial (Diversified) - 2.2%
 10,500     Citigroup, Inc.                                    $  472,290
 11,200     Fortis NV                                             292,228
                                                               ----------
                                                               $  764,518
                                                               ----------
            Insurance (Life/Health) - 3.7%
  9,000     Aegon NV                                           $  264,031
  9,000     Assicurazioni                                         283,343
 15,000     Manulife Financial Corp.                              395,087
  1,200     Muenchener Rueckversicherungs Gesellschaft AG*        359,851
                                                               ----------
                                                               $1,302,312
                                                               ----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                 Value
           Insurance (Multi-Line) - 3.0%
 1,300     Allianz AG                             $  380,693
 4,062     American International Group, Inc.        326,991
 1,600     Axa                                       177,146
   450     Zurich Financial Services AG              147,711
                                                  ----------
                                                  $1,032,541
                                                  ----------
           Insurance Brokers - 0.6%
 2,100     Marsh & McLennan Co., Inc.             $  199,563
                                                  ----------
           Investment Bank/Brokerage - 1.0%
20,000     Nomura Securites Co., Ltd.             $  358,394
                                                  ----------
           Investment Management - 0.5%
12,000     Amvescap Plc                           $  173,212
                                                  ----------
           Savings & Loan Companies - 0.5%
 3,000     Washington Mutual, Inc.                $  164,250
                                                  ----------
           Total Financials                       $6,661,312
                                                  ----------
           Health Care - 12.4%
           Biotechnology - 2.1%
 4,200     Amgen, Inc.*                           $  252,788
 7,000     Myriad Genetics, Inc.*                    283,938
 8,600     Qiagen NV*                                181,357
                                                  ----------
                                                  $  718,083
                                                  ----------
           Health Care (Diversified) - 1.4%
 5,000     American Home Products Corp.           $  293,750
 3,000     Bristol-Myers Squibb Co.                  178,200
                                                  ----------
                                                  $  471,950
                                                  ----------
           Health Care (Drugs/Major Pharmaceuticals) - 7.7%
 4,000     Astrazeneca Plc                        $  189,505
13,000     Daiichi Pharmaceutical Co.                299,219
14,000     Glaxo Wellcome Plc                        362,830
 7,000     Merck & Co., Inc.                         531,300
   230     Novartis AG                               358,808
15,000     Pfizer, Inc.                              614,250
 6,000     Syngenta AG*                              307,515
                                                  ----------
                                                  $2,663,427
                                                  ----------
           Health Care (Drugs-Generic & Other) - 0.3%
 3,000     Alza Corp.*                            $  121,500
                                                  ----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer World Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/01                                   (continued)
--------------------------------------------------------------------------------

Shares                                                      Value
           Health Care (Medical Products/Supplies) - 0.9%
 3,500     Baxter International, Inc.                  $  329,490
                                                       ----------
           Total Health Care                           $4,304,450
                                                       ----------
           Technology - 18.8%
           Communications Equipment - 2.8%
 2,000     Comverse Technology, Inc.*                  $  117,780
17,600     Ericsson LM (B Shares)                          95,780
 7,630     Lucent Technologies, Inc.                       76,071
13,000     Nokia Oyj                                      311,070
   554     Nortel Networks Corp.                            7,810
 9,579     Northern Telecom Ltd.                          134,585
 6,000     Tellabs, Inc.*                                 244,125
                                                       ----------
                                                       $  987,221
                                                       ----------
           Computer (Hardware) - 2.1%
 4,000     IBM Corp.                                   $  384,720
 1,400     Samsung Electronics Co.                        218,783
 8,000     Sun Microsystems, Inc.*                        122,960
                                                       ----------
                                                       $  726,463
                                                       ----------
           Computers (Networking) - 0.2%
 2,000     Juniper Networks Inc.*                      $   75,920
                                                       ----------
           Computers (Peripherals) - 0.4%
 5,000     EMC Corp.*                                  $  147,000
                                                       ----------
           Computers (Software & Services) - 2.7%
 3,000     Adobe Systems, Inc.                         $  104,910
 4,000     Autonomy Corp.                                  41,444
 3,300     Check Point Software Technologies Ltd.*        156,750
 4,040     Microsoft Corp.*                               220,938
 6,000     NIIT Ltd.                                       92,004
 8,000     Oracle Corp.*                                  119,840
 4,200     Veritas Software Corp.*                        194,208
                                                       ----------
                                                       $  930,094
                                                       ----------
           Electronics (Component Distributors) - 2.5%
 8,000     Flextronics International, Ltd.*            $  120,000
 5,000     Hoya Corp.                                     324,944
 1,600     Siemens AG                                     164,075
39,000     Toshiba Corp.                                  227,365
58,000     Varitronix International Ltd.                   42,013
                                                       ----------
                                                       $  878,397
                                                       ----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                               Value
            Electronics (Semiconductors) - 4.6%
 52,600     Agere Systems Inc.*                 $  325,068
 19,000     Fujitsu Ltd.                           252,708
 14,800     Intel Corp.                            389,425
  2,700     Micron Technology, Inc.*               112,131
  1,000     Rohm Co., Ltd.                         167,251
  3,750     STmicroelectronics*                    130,261
  3,200     Tokyo Electron, Ltd.                   211,023
                                                ----------
                                                $1,587,867
                                                ----------
            Equipment (Semiconductor) - 0.5%
  4,000     Novellus Systems, Inc.*             $  162,250
                                                ----------
            Photography/Imaging - 0.4%
  3,500     Eastman Kodak Co.                   $  139,615
                                                ----------
            Services (Computer Systems) - 1.0%
  7,000     SunGard Data Systems, Inc.*         $  344,610
                                                ----------
            Services (Data Processing) - 1.6%
  3,000     Automatic Data Corp.                $  163,140
  6,900     First Data Corp.                       411,999
                                                ----------
                                                $  575,139
                                                ----------
            Total Technology                    $6,554,576
                                                ----------
            Transportation - 0.7%
            Railroads - 0.7%
 18,000     Bombardier Inc. (Class B)           $  248,748
                                                ----------
            Total Transportation                $  248,748
                                                ----------
            Utilities - 4.6%
            Electric Companies - 2.9%
 18,000     Duke Energy Corp.                   $  769,320
 12,500     Union Electrica Fenosa SA              227,215
                                                ----------
                                                $  996,535
                                                ----------
            Natural Gas - 1.2%
  3,000     El Paso Energy Corp.                $  195,900
  5,200     Williams Companies, Inc.               222,820
                                                ----------
                                                $  418,720
                                                ----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer World Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/01                                   (continued)
--------------------------------------------------------------------------------

Shares                                                Value
           Power Producers (Independent) - 0.5%
 4,000     E.On AG*                             $   188,825
                                                -----------
           Total Utilities                      $ 1,604,080
                                                -----------
           TOTAL COMMON STOCKS
           (Cost $35,819,206)                   $34,394,150
                                                -----------
           TOTAL INVESTMENT IN SECURITIES - 100.0%
           (Cost $36,284,506)                   $34,776,805
                                                -----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2001, the value of these securities amounted to $318,871 or 0.92% of total net assets.

   * Non-income producing security.

 (a) Distribution of investments by country of issue, as a percentage of total investment in securities, is as follows:

     United States                              45.4%
     Japan                                      11.3%
     United Kingdom                             10.6%
     France                                      6.9%
     Netherlands                                 3.9%
     Germany                                     3.7%
     Canada                                      3.7%
     Italy                                       3.6%
     Switzerland                                 3.3%
     Spain                                       2.0%
     Others (individually less than 1%)          5.6%

 (b) At March 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $36,284,506 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                            $  3,899,828
     Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                             (5,407,529)
                                                                               ------------
     Net unrealized loss                                                       $(1,507,701)
                                                                               ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2001, aggregated $25,452,097 and $34,968,649, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
BALANCE SHEET 3/31/01
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $36,284,506)                  $34,776,805
  Cash                                                                        92,966
  Foreign currencies, at value                                                    33
  Receivables -
   Investment securities sold                                                243,303
   Fund shares sold                                                          263,232
   Dividends, interest and foreign taxes withheld                            103,775
  Other                                                                       12,611
                                                                         ------------
     Total assets                                                        $35,492,725
                                                                         ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   315,600
   Fund shares repurchased                                                    60,035
  Due to affiliates                                                           80,236
  Accrued expenses                                                            84,192
                                                                         ------------
     Total liabilities                                                   $   540,063
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $36,406,228
  Accumulated net realized gain on investments and foreign currency
    transactions                                                              57,953
  Net unrealized loss on investments                                      (1,507,701)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                  (3,818)
                                                                         ------------
     Total net assets                                                    $34,952,662
                                                                         ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $20,689,132/1,230,837 shares)                        $     16.81
                                                                         ------------
  Class B (based on $12,342,047/763,708 shares)                          $     16.16
                                                                         ------------
  Class C (based on $1,921,483/119,059 shares)                           $     16.14
                                                                         ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                $     17.84
                                                                         ------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer World Equity Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,182)      $    434,199
  Interest                                                        96,552
                                                            ------------
     Total investment income                                                    $    530,751
                                                                                ------------
EXPENSES:
  Management fees                                           $    527,873
  Transfer agent fees
   Class A                                                       125,861
   Class B                                                        81,497
   Class C                                                        14,295
  Distribution fees
   Class A                                                        77,163
   Class B                                                       191,005
   Class C                                                        28,222
  Custodian fees                                                  71,577
  Registration fees                                               58,133
  Professional fees                                               36,561
  Administrative fees                                             30,911
  Printing                                                        24,283
  Fees and expenses of nonaffiliated trustees                     12,467
  Miscellaneous                                                   10,412
                                                            ------------
     Total expenses                                                             $  1,290,260
     Less management fees waived by Pioneer
       Investment Management, Inc.                                                  (184,582)
     Less fees paid indirectly                                                       (10,243)
                                                                                ------------
     Net expenses                                                               $  1,095,435
                                                                                ------------
        Net investment loss                                                     $   (564,684)
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                              $  1,367,533
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            (8,919)       $  1,358,614
                                                            ------------        ------------
  Change in net unrealized gain (loss) from:
   Investments                                              $(22,330,555)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            (6,157)       $(22,336,712)
                                                            ------------        ------------
   Net loss on investments and foreign currency
     transactions                                                               $(20,978,098)
                                                                                ------------
   Net decrease in net assets resulting from operations                         $(21,542,782)
                                                                                ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 3/31/01 and 3/31/00

                                                               Year Ended       Year Ended
                                                                 3/31/01          3/31/00
FROM OPERATIONS:
  Net investment loss                                       $   (564,684)      $  (255,693)
  Net realized gain on investments and foreign currency
    transactions                                               1,358,614         4,576,901
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                        (22,336,712)       14,822,184
                                                            ------------       -----------
   Net increase (decrease) in net assets resulting from
     operations                                             $(21,542,782)      $19,143,392
                                                            ------------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain
   Class A ($1.28 and $0.08 per share, respectively)        $ (1,642,975)      $  (100,825)
   Class B ($1.28 and $0.00 per share, respectively)          (1,039,220)               --
   Class C ($1.28 and $0.00 per share, respectively)            (152,050)               --
                                                            ------------       -----------
    Total distributions to shareowners                      $ (2,834,245)      $  (100,825)
                                                            ------------       -----------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $ 44,474,806       $45,129,534
  Reinvestment of distributions                                2,580,214            96,590
  Cost of shares repurchased                                 (56,991,806)      (33,183,927)
                                                            ------------       -----------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                $ (9,936,786)      $12,042,197
                                                            ------------       -----------
   Net increase (decrease) in net assets                    $(34,313,813)      $31,084,764
NET ASSETS:
  Beginning of year                                           69,266,475        38,181,711
                                                            ------------       -----------
  End of year (including accumulated net investment loss
    of $0 and $39,988, respectively)                        $ 34,952,662       $69,266,475
                                                            ------------       -----------


The accompanying notes are an integral part of these financial statements.   19

Pioneer World Equity Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                               (continued)
--------------------------------------------------------------------------------
For the Years Ended 3/31/01 and 3/31/00

                                  3/01 Shares      3/01 Amount     3/00 Shares      3/00 Amount
CLASS A
Shares sold                         1,765,341    $  39,061,272       1,276,247    $  28,055,957
Reinvestment of distributions          77,006        1,540,885           3,890           96,590
Less shares repurchased            (2,112,431)     (46,949,827)     (1,089,726)     (23,098,348)
                                   ----------    -------------      ----------    -------------
  Net increase (decrease)            (270,084)   $  (6,347,670)        190,411    $   5,054,199
                                   ----------    -------------      ----------    -------------
CLASS B
Shares sold                           194,937    $   4,461,978         586,899    $  13,491,272
Reinvestment of distributions          47,466          916,112              --               --
Less shares repurchased              (395,997)      (8,720,907)       (332,802)      (7,228,176)
                                   ----------    -------------      ----------    -------------
  Net increase (decrease)            (153,594)   $  (3,342,817)        254,097    $   6,263,096
                                   ----------    -------------      ----------    -------------
CLASS C
Shares sold                            45,746    $     951,556         167,297    $   3,582,305
Reinvestment of distributions           6,394          123,217              --               --
Less shares repurchased               (63,895)      (1,321,072)       (139,357)      (2,857,403)
                                   ----------    -------------      ----------    -------------
  Net increase (decrease)             (11,755)   $    (246,299)         27,940    $     724,902
                                   ----------    -------------      ----------    -------------


20    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended     10/31/96 to
                                                                   3/31/01      3/31/00      3/31/99      3/31/98        3/31/97
CLASS A
Net asset value, beginning of period                               $ 27.50      $ 18.55      $ 20.03      $ 16.67       $ 15.00
                                                                   -------      -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.16)     $ (0.06)     $  0.01      $ (0.01)      $  0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                  (9.25)        9.09        (1.48)        3.54          1.69
                                                                   -------      -------      -------      -------       -------
   Net increase (decrease) from investment operations              $ (9.41)     $  9.03      $ (1.47)     $  3.53       $  1.70
Distributions to shareowners:
 Net investment income                                                  --        (0.08)          --           --            --
 Net realized gain                                                   (1.28)          --        (0.01)       (0.17)        (0.03)
                                                                   -------      -------      -------      -------       -------
Net increase (decrease) in net asset value                         $(10.69)     $  8.95      $ (1.48)     $  3.36       $  1.67
                                                                   -------      -------      -------      -------       -------
Net asset value, end of period                                     $ 16.81      $ 27.50      $ 18.55      $ 20.03       $ 16.67
                                                                   -------      -------      -------      -------       -------
Total return*                                                       (34.95)%      48.70%       (7.32)%      21.36%        11.32%
Ratio of net expenses to average net assets+                          1.77%        1.76%        1.76%        1.79%         1.80%**
Ratio of net investment income (loss) to average net assets+         (0.75)%      (0.23)%       0.00%       (0.07)%        0.08%**
Portfolio turnover rate                                                 50%          59%          72%          39%           18%**
Net assets, end of period (in thousands)                           $20,689      $41,276      $24,304      $32,088       $17,723
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         2.12%        2.10%        2.15%        2.59%         3.70%**
 Net investment loss                                                 (1.10)%      (0.57)%      (0.39)%      (0.87)%       (1.82)%*
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.75%        1.75%        1.75%        1.75%         1.75%**
 Net investment income (loss)                                        (0.73)%      (0.22)%       0.01%       (0.03)%        0.13%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    21

Pioneer World Equity Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended     10/31/96 to
                                                                   3/31/01      3/31/00      3/31/99      3/31/98        3/31/97
CLASS B
Net asset value, beginning of period                               $ 26.71      $ 18.11      $ 19.75      $ 16.59       $ 15.00
                                                                   -------      -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                               $ (0.42)     $ (0.15)     $ (0.11)     $ (0.14)      $ (0.03)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                  (8.85)        8.75        (1.52)        3.47          1.62
                                                                   -------      -------      -------      -------       -------
   Net increase (decrease) from investment operations              $ (9.27)     $  8.60      $ (1.63)     $  3.33       $  1.59
Distributions to shareowners:
 Net realized gain                                                   (1.28)          --        (0.01)       (0.17)           --
                                                                   -------      -------      -------      -------       -------
Net increase (decrease) in net asset value                         $(10.55)     $  8.60      $ (1.64)     $  3.16       $  1.59
                                                                   -------      -------      -------      -------       -------
Net asset value, end of period                                     $ 16.16      $ 26.71      $ 18.11      $ 19.75       $ 16.59
                                                                   -------      -------      -------      -------       -------
Total return*                                                       (35.48)%      47.49%       (8.23)%      20.25%        10.60%
Ratio of net expenses to average net assets+                          2.55%        2.57%        2.42%        2.68%         2.85%**
Ratio of net investment loss to average net assets+                  (1.54)%      (1.08)%      (0.69)%      (0.97)%       (0.99)%**
Portfolio turnover rate                                                 50%          59%          72%          39%           18%**
Net assets, end of period (in thousands)                           $12,342      $24,499      $12,012      $11,112       $ 5,306
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         2.90%        2.91%        2.97%        3.48%         4.51%**
 Net investment loss                                                 (1.89)%      (1.42)%      (1.24)%      (1.77)%       (2.65)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         2.53%        2.56%        2.41%        2.64%         2.77%**
 Net investment loss                                                 (1.52)%      (1.07)%      (0.68)%      (0.93)%       (0.91)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


22   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended    10/31/96 to
                                                                   3/31/01      3/31/00      3/31/99      3/31/98       3/31/97
CLASS C
Net asset value, beginning of period                               $ 26.69      $ 18.13      $19.77       $ 16.62       $ 15.00
                                                                   -------      -------      ------       -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                               $ (0.39)     $ (0.22)     $(0.04)      $ (0.11)      $ (0.07)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                  (8.88)        8.78       (1.59)         3.43          1.69
                                                                   -------      -------      ------       -------       -------
   Net increase (decrease) from investment operations              $ (9.27)     $  8.56      $(1.63)      $  3.32       $  1.62
Distributions to shareowners:
 Net realized gain                                                   (1.28)          --       (0.01)        (0.17)           --
                                                                   -------      -------      ------       -------       -------
Net increase (decrease) in net asset value                         $(10.55)     $  8.56      $(1.64)      $  3.15       $  1.62
                                                                   -------      -------      ------       -------       -------
Net asset value, end of period                                     $ 16.14      $ 26.69      $18.13       $ 19.77       $ 16.62
                                                                   -------      -------      ------       -------       -------
Total return*                                                       (35.50)%      47.21%      (8.22)%       20.16%        10.80%
Ratio of net expenses to average net assets+                          2.62%        2.79%       2.37%         2.73%         3.74%**
Ratio of net investment loss to average net assets+                  (1.61)%      (1.29)%     (0.65)%       (1.11)%       (1.77)%**
Portfolio turnover rate                                                 50%          59%         72%           39%           18%**
Net assets, end of period (in thousands)                           $ 1,921      $ 3,491      $1,865       $ 1,264       $   365
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         2.97%        3.13%       2.89%         3.53%         4.91%**
 Net investment loss                                                 (1.96)%      (1.63)%     (1.17)%       (1.91)%       (2.94)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         2.60%        2.77%       2.35%         2.67%         3.69%**
 Net investment loss                                                 (1.59)%      (1.27)%     (0.63)%       (1.05)%       (1.72)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer World Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/01
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

  The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/01                              (continued)
--------------------------------------------------------------------------------

  As of March 31, 2001 the fund had no outstanding portfolio or settlement hedges.

D. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

  In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2001, the Fund paid no such taxes.

  In determining the daily net asset value, the fund estimates the reserve for such taxes, if any, associated with investment in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation on certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2001, the Fund had no reserve for capital gains taxes. The estimates reserve for repatriation of foreign currencies is based on the principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of March 31, 2001, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

  At March 31, 2001, the fund reclassified $604,672 and $8,919 from paid-in capital to accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations the fund has designated $1,366,410 as a capital gain dividend for purposes of the dividend paid deduction.

  The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD) the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $4,632 in underwriting commissions on the sale of Fund shares during the year ended March 31, 2001.

F. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreement

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/01                              (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2001, $37,661 was payable to PIM related to management fees, administration fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $17,965 in transfer agent fees payable to PIMSS at March 31, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $24,610 in distribution fees payable to PFD at March 31, 2001.

Pioneer World Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2001, CDSCs in the amount of $68,164 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended March 31, 2001, the Fund's expenses were reduced by $10,243 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended March 31, 2001 was $24,548. The average daily shares outstanding during the period were 2,336,508 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 7.10%, and the total interest expense on such borrowings was $1,764.

Pioneer World Equity Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer World Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund (the Fund) as of March 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted In the United States.


ARTHUR ANDERSEN LLP



Boston, Massachusetts
May 9, 2001

Pioneer World Equity Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers

John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Vincent Nave, Treasurer
Margaret B.W. Graham                  Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Independent Public Accountants

Arthur Andersen LLP


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agent

Pioneer Investment Management
Shareholder Services, Inc.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.







Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                           Growth and Income Funds
United States                          Pioneer Fund
Pioneer Growth Shares                  Pioneer Value Fund (formerly Pioneer II)
Pioneer Micro-Cap Fund                 Pioneer Balanced Fund
Pioneer Mid-Cap Fund                   Pioneer Equity-Income Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund             Income Funds
Pioneer Tax-Managed Fund               Taxable
                                       Pioneer America Income Trust
International/Global                   Pioneer Bond Fund
Pioneer Emerging Markets Fund          Pioneer High Yield Fund
Pioneer Europe Fund                    Pioneer Limited Maturity Bond Fund
Pioneer Europe Select                  Pioneer Strategic Income Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund      Tax-Free
Pioneer World Equity Fund              Pioneer Tax-Free Income Fund

Sector Funds                           Money Market Fund
Pioneer Global Financials Fund         Pioneer Cash Reserves Fund*
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER LOGO] PIONEER
               Investments[RegTM]

Pioneer Investment Management, Inc.          1086-00-0501
60 State Street                          (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                         [RECYCLE] Printed on Recycled Paper